                                                                    Exhibit 99.1

                          Letter of Transmittal
           Auction Rate Education Loan Backed Notes, Series 2002A1-1 Auction Rate Education Loan Backed Notes, Series 2002A1-2 Auction Rate Education Loan Backed Notes, Series 2002A1-3 Auction Rate Education Loan Backed Notes, Series 2002A1-4 Auction Rate Education Loan Backed Notes, Series 2002A1-5 Auction Rate Education Loan Backed Notes, Series 2002A1-6 Auction Rate Education Loan Backed Notes, Series 2002A1-7 Auction Rate Education Loan Backed Notes, Series 2002A1-8 Auction Rate Education Loan Backed Notes, Series 2002A1-9 Auction Rate Education Loan Backed Notes, Series 2002A1-10 Auction Rate Education Loan Backed Notes, Series 2002A1-11 Auction Rate Education Loan Backed Notes, Series 2002A1-12
           Auction Rate Education Loan Backed Notes, Series 2002A1-13
                                       and
            Auction Rate Education Loan Backed Notes, Series 2002B1-1
            Auction Rate Education Loan Backed Notes, Series 2002B1-2

                       Education Funding Capital Trust - I
                  Pursuant to the Exchange Offer and Prospectus
                              Dated
                                    --------------

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON                UNLESS EXTENDED BY THE ISSUER.
                             --------------
--------------------------------------------------------------------------------

                  The exchange agent for the Exchange Offer is:
                                Fifth Third Bank

By Overnight Delivery or Hand:                 By Registered or Certified Mail:

       Fifth Third Bank                               Fifth Third Bank
   38 Fountain Square Plaza                       38 Fountain Square Plaza
    Cincinnati, Ohio 45263                                MD 10AT60
  Attention: Brian J. Gardner                       Cincinnati, Ohio 45263
                                                 Attention: Brian J. Gardner

                          By Facsimile: (513) 534-3115
           To Confirm by Telephone or for Information: (513) 534-3367

     Originals of all documents sent by facsimile should be promptly sent to the exchange agent by registered or certified mail, by hand, or by overnight delivery service.

     Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

     The undersigned acknowledges that it has received the Prospectus, dated
                  , of Education Funding Capital Trust - I, a Delaware business
------------------
trust (the "Issuer"), and this Letter of

Transmittal, which together constitute the Issuer's offer to exchange an aggregate principal amount of up to $75,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-1, $75,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-2, $75,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-3, $67,800,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-4,$64,500,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-5 $66,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-6, $66,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-7, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-8, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-9, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-10, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-11, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-12, $78,000,000 of its Auction Rate Education Loan Backed Notes Series 2002A1-13, $33,700,000 of its Auction Rate Education Loan Backed Notes Series 2002B1-1 and $32,000,000 of its Auction Rate Education Loan Backed Notes Series 2002B1-2, all of which have been registered under the Securities Act of 1933, for a corresponding principal amount of its outstanding Auction Rate Education Loan Backed Notes Series 2002A-1, Auction Rate Education Loan Backed Notes Series 2002A-2, Auction Rate Education Loan Backed Notes Series 2002A-3, Auction Rate Education Loan Backed Notes Series 2002A-4, Auction Rate Education Loan Backed Notes Series 2002A-5, Auction Rate Education Loan Backed Notes Series 2002A-6, Auction Rate Education Loan Backed Notes Series 2002A-7, Auction Rate Education Loan Backed Notes Series 2002A-8, Auction Rate Education Loan Backed Notes Series 2002A-9, Auction Rate Education Loan Backed Notes Series 2002A-10, Auction Rate Education Loan Backed Notes Series 2002A-11, Auction Rate Education Loan Backed Notes Series 2002A-12, Auction Rate Education Loan Backed Series 2002A-13, Education Loan Backed Notes Series 2002B-1 and Auction Rate Education Loan Backed Notes Series 2002B-2

     If you desire to exchange your Auction Rate Education Loan Backed Notes Series 2002A-1, Auction Rate Education Loan Backed Notes Series 2002A-2, Auction Rate Education Loan Backed Notes Series 2002A-3, Auction Rate Education Loan Backed Notes Series 2002A-4, Auction Rate Education Loan Backed Notes Series 2002A-5, Auction Rate Education Loan Backed Notes Series 2002A-6, Auction Rate Education Loan Backed Notes Series 2002A-7, Auction Rate Education Loan Backed Notes Series 2002A-8, Auction Rate Education Loan Backed Notes Series 2002A-9, Auction Rate Education Loan Backed Notes Series 2002A-10, Auction Rate Education Loan Backed Notes Series 2002A-11, Auction Rate Education Loan Backed Notes Series 2002A-12, Auction Rate Education Loan Backed Notes Series 2002A-13, Auction Rate Education Loan Backed Notes Series 2002B-1 or Auction Rate Education Loan Backed Notes Series 2002B-2 you must validly tender (and not validly withdraw) your notes to the exchange agent prior to the expiration date of the Exchange Offer.

     You must sign this Letter of Transmittal where indicated below. Please read the instructions set forth below carefully before completing this Letter of Transmittal.

     This Letter of Transmittal is to be completed by holders of the Issuer's outstanding notes either if such notes are to be forwarded herewith or if tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company (the "Book-Entry Delivery Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Delivery" in the Prospectus and, in accordance with the Automated Tender Offer Program ("ATOP") established by the Book-Entry Facility, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures under ATOP.

     If you are a registered holder of outstanding notes and desire to tender your notes but (i) your notes are currently unavailable, (ii) insufficient time exists for your notes or other required documents to reach the exchange agent before the expiration of the Exchange Offer, or (iii) you cannot complete the procedure for book-entry transfer on a timely basis, you must tender your notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures." SEE INSTRUCTION 2.

--------------------------------------------------------------------------------------------
                             DESCRIPTION OF NOTES TENDERED
--------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Owner(s)                           Aggregate Principal
  as the Same Appears on the Tendered Notes      Certificate Number(s)        Amount of
           ( Please Fill in, if Blank)             of Tendered Notes*     Tendered Notes**
--------------------------------------------------------------------------------------------

                                                 ---------------------   -------------------

                                                 ---------------------   -------------------

                                                 ---------------------   -------------------
                                                 Total Principal
                                                 Amount Tendered
--------------------------------------------------------------------------------------------
* Need not be completed by noteholders delivering shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that the entire principal amount evidenced by each note listed above and delivered to the exchange agent is being tendered hereby.
--------------------------------------------------------------------------------------------

                          BOXES BELOW TO BE CHECKED BY
                      ELIGIBLE GUARANTOR INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY).

     Name(s) of Registered Holder(s):
                                     -------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------

          If Guaranteed Delivery is to be made By Book-Entry Transfer:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Education Funding Capital Trust - I, a Delaware business trust, the notes listed above pursuant to the Issuer's offer to exchange its Auction Rate Education Loan Backed Notes Series 2002A1-1, Auction Rate Education Loan Backed Notes Series 2002A1-2, Auction Rate Education Loan Backed Notes Series 2002A1-3, Auction Rate Education Loan Backed Notes Series 2002A1-4, Auction Rate Education Loan Backed Notes Series 2002A1-5, Auction Rate Education Loan Backed Notes Series 2002A1-6, Auction Rate Education Loan Backed Notes Series 2002A1-7, Auction Rate Education Loan Backed Notes Series 2002A1-8, Auction Rate Education Loan Backed Notes Series 2002A1-9, Auction Rate Education Loan Backed Notes Series 2002A1-10, Auction Rate Education Loan Backed Notes Series 2002A1-11, Auction Rate Education Loan Backed Notes Series 2002A1-12, Auction Rate Education Loan Backed Notes Series 2002A1-13, Auction Rate Education Loan Backed Notes Series 2002B1-1 and Auction Rate Education Loan Backed Notes Series 2002B1-2, upon the terms and subject to
the conditions contained in the Prospectus dated                        ,
                                                 -----------------------
receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the Exchange Offer).

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the notes listed above and tendered hereby, (b) when the notes listed above and tendered hereby are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of any and all liens, restrictions, charges and encumbrances, and (c) the notes listed above and tendered hereby are not subject to any adverse claims or proxies.

     The undersigned understands that the tender of the notes listed above pursuant to any one of the procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Issuer's acceptance of notes for exchange, constitute a binding agreement between the undersigned and the Issuer as to the terms and conditions set forth in the Prospectus.

     The undersigned hereby represents and warrants that:

     . the undersigned (or the person or entity receiving notes pursuant to this Letter of Transmittal) is acquiring the offered notes in the ordinary course of business of the undersigned (or such other person);

     . neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the offered notes;

     . neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the offered notes;

     . neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of the Issuer; and

     . the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the offered notes. If the undersigned is a broker-dealer that will receive offered notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such offered notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933. If the undersigned is a broker-dealer and the outstanding notes held for its own account were not acquired as a result of market-making or other trading activities, such outstanding notes cannot be exchanged pursuant to the Exchange Offer.

     Unless otherwise indicated in this Letter of Transmittal under "Special Delivery Instructions," certificates for the offered notes will be issued in the name of the undersigned.

     Holders of outstanding notes whose notes are accepted for exchange will not receive accrued interest on such outstanding notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such outstanding notes prior to the original issue date of the offered notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such outstanding notes. The undersigned waives the right to receive any interest on such outstanding notes accrued from and after such last interest payment date or, if no such interest has been paid or duly provided for, from and after the original issue date of the offered notes.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the notes listed above and tendered hereby and will comply with its obligations under the registration rights agreement. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned has read and understands all of the terms and conditions of the Exchange Offer. The undersigned, by completing the box entitled "Description of Notes Tendered" above and signing this Letter of Transmittal, will be deemed to have tendered the notes listed in such box above.

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 1)

To be completed ONLY if the offered notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above under "Description of Notes Tendered."

Check appropriate box:

     [ ]  Mail certificates to:

     [ ]  Issue certificates to:

Name:
     ---------------------------------------------------------------------------
                                 (please print)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (including zip code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        TENDERING NOTEHOLDERS: SIGN HERE

To be completed by all tendering noteholders. Must be signed by the registered holder exactly as name appears on the tendered notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


X
 -------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signature

Name(s):
        ------------------------------------------------------------------------
                             (please print or type)

Dated:
      --------------------------------------------------------------------------

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (including zip code)

Area Code and Telephone No.:
                            ----------------------------------------------------

                               SIGNATURE GUARANTEE
                      (If required by Instruction 1 below)

--------------------------------------------------------------------------------
               Name of Eligible Institution Guaranteeing Signature

--------------------------------------------------------------------------------
 Address, Including Zip Code, and Telephone Number, Including Area Code, of Firm

                                                  PLACE MEDALLION GUARANTEE HERE

------------------------------------
Authorized Signature

------------------------------------
Printed Name

------------------------------------
Date

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by an "eligible guarantor institution" that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 unless the box entitled "Special Delivery Instructions" has not been completed or the notes described above are tendered for the account of an "eligible guarantor institution."

     2. Delivery of Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. The tendered notes, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof), should be mailed or delivered to the exchange agent at one of the addresses listed above.

     Noteholders who wish to tender their notes and (i) whose notes are not immediately available or (ii) who cannot deliver their notes, this Letter of Transmittal and all other required documents to the exchange agent on or before the expiration of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an "eligible guarantor Institution" (as defined in Instruction 1 above); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer with the Prospectus, must be received by the exchange agent before the expiration of the Exchange Offer; and (iii) the certificates (or a book-entry confirmation) representing all tendered notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an "eligible guarantor institution" (see Instruction 1 above) in the form set forth in such Notice of Guaranteed Delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedures, the exchange agent must receive a Notice of Guaranteed Delivery before the expiration of the Exchange Offer.

     The method of delivery of outstanding notes and the Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the noteholder. Instead of delivery by mail, you should use an overnight or hand delivery service. In all cases, you should allow for sufficient time to ensure delivery to the exchange agent before the expiration of the Exchange Offer. You may request your broker, dealer, commercial bank, trust company or nominee to effect these transactions for you. You should not send any tendered note, Letter of Transmittal or other required document to the Trust.

     3. Signature on the Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than the registered holder of the tendered notes, such notes must be endorsed or accompanied by appropriate bond powers, signed by the registered holder exactly as such registered holder's name appears on the tendered notes. Signatures on such notes and bond powers must be guaranteed by an "eligible guarantor institution."

     If this Letter of Transmittal or any tendered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and, unless waived by the Issuer, submit proper evidence satisfactory to the Issuer of their authority to so act with this Letter of Transmittal.

     4. Inadequate Space. If the space provided in the box captioned "Description of Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of tendered notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     5. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the exchange agent at one of its addresses or telephone numbers listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     6. Miscellaneous. All questions as to the validity, form, eligibility, time of receipt, acceptance, and withdrawal of tendered notes will be resolved by the Issuer in its sole discretion, which determination will be final and binding on all parties. The Issuer reserves the absolute right to reject any or all notes not properly tendered or any notes the acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular notes tendered. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as the Issuer shall determine. None of the Issuer, the exchange agent or any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of outstanding notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering noteholder promptly after the expiration of the Exchange Offer.